Exhibit 99.1
Latch makes operational changes to enable continued growth

New York, NY (March 29, 2022) - Latch, Inc. (NASDAQ: LTCH), maker of LatchOS, the full-building enterprise software-as-a-service (SaaS) platform, today announced organizational changes to its leadership team. After more than three high-growth years, Garth Mitchell is transitioning out of the Company to pursue other opportunities. Mr. Mitchell's last day will be May 10. Effective immediately, Barry Schaeffer will assume Mr. Mitchell’s duties as interim Chief Financial Officer.  Mr. Mitchell will provide advisory services to the Company to facilitate a smooth transition of his duties to Mr. Schaeffer. The Company has already begun a search process for a new CFO to support Latch’s continued growth.

Mr. Schaeffer joined Latch as Senior Vice President, Finance in August 2021. He has led the FP&A and operations finance teams at Latch. Mr. Schaeffer has been responsible for all financial planning, partnering with IR on guidance, metrics, and KPI reporting, and driving operational excellence in the Company’s software and hardware business lines.

Junji Nakamura will also assume a new role as Chief Accounting Officer. Mr. Nakamura joined Latch in April 2020 and most recently served as Senior Vice President, Corporate Controller. He played an instrumental role in our successful IPO last year and has been responsible for the Company’s accounting operations, shared services, tax, SEC reporting, and Sarbanes-Oxley compliance.

“I am thankful to have been part of this team and will be cheering for Latch’s continued success. Latch remains extremely well positioned to drive sustainable long-term growth in the accelerating multifamily technology market,” said Mr. Mitchell.

As part of this operational evolution, Ali Hussain's duties are also shifting. Mr. Hussain will retain his title as Chief Operating Officer but will be stepping down as an executive officer and principal operating officer. This change will enable him to focus his efforts on special projects and strategic initiatives across the Company at this important inflection point.

“These changes are an important part of this next phase of our growth. I am extremely grateful to have worked with Ali and Garth in their roles, as they helped lead impressive year-over-year revenue and team growth during their tenures, including building a world-class finance organization led by Barry Schaeffer, Latch’s new interim CFO, and Junji Nakamura, Latch’s new Chief Accounting Officer. We look forward to continuing to deliver amazing experiences for our customers and increasing value for our shareholders through these changes,” said Luke Schoenfelder, Latch’s CEO and Co-Founder.

About Latch, Inc.
Latch makes spaces better places to live, work, and visit through a system of software, devices, and services. More than one in ten new apartments in the U.S. are currently being built with Latch products, serving customers in more than 43 states through its flagship full-building operating system, LatchOS. For more information, please visit https://www.latch.com.

FORWARD-LOOKING STATEMENTS
This release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding adoption of Latch’s technology and products. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "would," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking information includes, but is not limited to, statements regarding: the Company’s future products, performance, and operations, and the related benefits to shareholders, customers, and residents and the Company’s strategy. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including Latch’s ability to implement business plans and changes and developments in the industry in which Latch competes. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our most recent Annual Report on Form 10-K and other documents filed by Latch from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. The Company does not give any assurance that it will achieve its expectations.

CONTACTS

Investors
investors@latch.com

Media
press@latch.com